Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

We hereby certify that the accompanying Report of Quanex Corporation 401(k) Savings Plan (the “Plan”) on Form 11-K for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

June 27, 2006

/s/ RAYMOND A. JEAN	/s/ THOMAS M. WALKER
Raymond A. Jean Chairman of the Board, President and Chief Executive Officer	Thomas M. Walker Senior Vice President—Finance and Chief Financial Officer